Exhibit 32.1 — Section 1350 Certifications

(under Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Amended Quarterly Report of U.S. Global Investors, Inc. (the Company) on Form 10-Q/A for the quarter ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Frank E. Holmes, Chief Executive Officer of the Company, hereby certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 24, 2023 /s/ Frank E. Holmes Frank E. Holmes Chief Executive Officer

A signed original of the written statement required by Section 906 has been provided to U.S. Global Investors, Inc. and will be retained by U.S. Global Investors, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Section 1350 Certifications

(under Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Amended Quarterly Report of U.S. Global Investors, Inc. (the Company) on Form 10-Q/A for the quarter ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Lisa C. Callicotte, Chief Financial Officer of the Company, hereby certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 24, 2023 /s/ Lisa C. Callicotte Lisa C. Callicotte Chief Financial Officer

A signed original of the written statement required by Section 906 has been provided to U.S. Global Investors, Inc. and will be retained by U.S. Global Investors, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.